NYLIM MacKay Convertible Fund (formerly, NYLI MacKay Convertible Fund)	Summary Prospectus February 28, 2026 As revised August 28, 2026
Class/Ticker	A MCOAX Investor MCINX C MCCVX I MCNVX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund by going online to dfinview.com/NYLIM, by calling 800-624-6782 or by sending an e-mail to NYLIMShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2026, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.13%	0.36%	0.36%	0.13%
Total Annual Fund Operating Expenses	0.93%	1.16%	1.91%	0.68%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.07)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.93%	1.16%	1.91%	0.61%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion up to $2 billion; 0.49% on assets from $2 billion to $5 billion; and 0.48% on assets over $5 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.61% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 640	$ 612	$ 194	$ 294	$ 62
3 Years	$ 830	$ 850	$ 600	$ 600	$ 211
5 Years	$ 1,036	$ 1,106	$ 1,032	$ 1,032	$ 372
10 Years	$ 1,630	$ 1,839	$ 2,038	$ 2,038	$ 840

MSC01	-08/26

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or its equivalent value. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from a NRSRO. If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

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Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

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Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. Convertible Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	23.24%
Worst Quarter
2020, Q1	-13.81%

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Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	11/28/2008	15.81%	5.88%	10.37%
Return After Taxes on Distributions
Class I		13.03%	3.40%	8.26%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.53%	3.95%	7.84%
Return Before Taxes
Class A	1/3/1995	9.09%	4.35%	9.39%
Investor Class	2/28/2008	9.40%	4.23%	9.17%
Class C	9/1/1998	13.27%	4.52%	8.97%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA U.S. Convertible Index[2]		17.98%	5.05%	11.22%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the ICE BofA U.S. Convertible Index, bonds and preferred stocks must be convertible only to common stock.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
	Thomas Wynn, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

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